            As filed with the Securities and Exchange
                 Commission on February 18, 1997

                                               File Nos. 33-18647
                                                         811-5398

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

               ___________________________________

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933

                  Pre-Effective Amendment No.

                Post-Effective Amendment No. 20                 X
                             and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 21                        X

              ____________________________________

          ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
       (Exact Name of Registrant as Specified in Charter)

      1345 Avenue of the Americas, New York, New York 10105
      (Address of Principal Executive Office)   (Zip Code)

      Registrant's Telephone Number, including Area Code:
                         (800) 221-5672

              ____________________________________

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York l0105
             (Name and address of agent for service)

             ______________________________________

                  Copies of communications to:
                       Thomas G. MacDonald
                         Seward & Kissel
                     One Battery Park Plaza
                    New York, New York 10004

     It is proposed that this filing will become effective
                     (check appropriate box)


      x   immediately upon filing pursuant to paragraph (b)
    _____ on (date), 1997 pursuant to paragraph (b)
    _____ 60 days after filing pursuant to paragraph (a)(1)
    _____ on (date) pursuant to paragraph (a)(1)
    _____ 75 days after filing pursuant to paragraph (a)(2)
    _____ on (date) pursuant to paragraph (a)(2) of rule 485.

    If appropriate, check the following box:

    _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

    Registrant has registered an indefinite number of shares of common stock pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 notice for its fiscal year ended December 31, 1995 was filed on February 26, 1996 and amended March 6, 1996.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404 (c))

N-1A ITEM NO.                                  LOCATION IN PROSPECTUS
                                               (caption)
PART A

Item  1. Cover Page                            Cover Page

Item  2. Synopsis                              Expense Information

Item  3. Condensed Financial Information       Financial Highlights

Item  4. General Description of Registrant     Description of the Portfolios

Item  5. Management of the Fund                Management of the Fund;
                                               General Information

Item  6. Capital Stock and Other Securities    General Information; Dividends,
                                               Distributions and Taxes

Item  7. Purchase of Securities Being Offered  Purchase and Redemption of
                                               Shares; General Information

Item  8. Redemption or Repurchase              Purchase and Redemption of
                                               Shares; General Information

Item  9. Pending Legal Proceedings             Not Applicable


PART B                                         LOCATION IN STATEMENT
                                               OF ADDITIONAL INFORMATION
                                               (caption)

Item 10. Cover Page                            Cover Page

Item 11. Table of Contents                     Cover Page

Item 12. General Information and History       Management of the Fund;
                                               General Information

Item 13. Investment Objectives and Policies    Investment Policies and
                                               Restrictions

                            CROSS REFERENCE SHEET
                        (as required by Rule 404 (c))

PART B
(Continued)

Item 14. Management of the Fund                Management of the Fund

Item 15. Control Persons and Principal
         Holders of Securities                 Management of the Fund;
                                               General Information

Item 16. Investment Advisory and Other
         Services                              Management of the Fund

Item 17. Brokerage Allocation                  Portfolio Transactions

Item 18. Capital Stock and Other Securities    General Information

Item 19. Purchase, Redemption and Pricing      Purchase and
         of Securities Being Offered           Redemption of Shares;
                                               Net Asset Value

Item 20. Tax Status                            Dividends, Distributions
                                               and Taxes

Item 21. Underwriters                          General Information

Item 22. Calculation of Performance Data       General Information

Item 23. Financial Statements                  Financial Statements; Report
                                               of Independent Auditors

   Incorporated herein by reference is: (1) the prospectus of Alliance Variable Products Series Fund, Inc. (the "Fund") contained in Post-Effective Amendment No. 15 to the Fund's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed April 30, 1996, except with respect to any information contained therein pertaining to the Technology Portfolio; (2) the prospectus of the Fund pertaining to the Technology Portfolio contained in Post-Effective Amendment No. 18 to the Fund's Registration Statement on Form N-1A (File
Nos. 33-18647 and 811-5398) filed on October 10, 1996; and
(3) the prospectus of the Fund pertaining to the Real Estate Investment Portfolio contained in Post-Effective Amendment No. 19 to the Fund's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed on October 15, 1996.

                   ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

_________________________________________________________________
P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672

_________________________________________________________________

         Alliance Variable Products Series Fund, Inc. (the
"Fund") is an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

_________________________________________________________________

                        QUASAR PORTFOLIO

_________________________________________________________________


         The Quasar Portfolio (the "Portfolio") seeks growth of capital by pursuing aggressive investment policies. The Portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

(R) : This is a registered mark used under license from the owner, Alliance Capital Management L.P.

_________________________________________________________________

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  PROSPECTUS/February 18, 1997

         Investors are advised to carefully read this Prospectus and to retain it for future reference.

_________________________________________________________________

                      PURCHASE INFORMATION
_________________________________________________________________

         The Fund will offer and sell the Portfolio's shares only to separate accounts of certain life insurance companies, for the purpose of funding variable annuity contracts and variable life insurance policies. Sales will be made without sales charge at the Portfolio's per share net asset value. Further information can be obtained from Alliance Fund Services, Inc. at the address or telephone number shown above.

         An investment in the Portfolio is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

_________________________________________________________________

                     ADDITIONAL INFORMATION

_________________________________________________________________

         This Prospectus sets forth concisely the information which a prospective investor should know about the Fund and the Portfolio before applying for certain variable annuity contracts and variable life insurance policies offered by participating insurance companies. It should be read in conjunction with the Prospectus of the separate account of the specific insurance product which accompanies this Prospectus. A "Statement of Additional Information" dated February 14, 1997 which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the address or telephone number shown above.

_________________________________________________________________

                       EXPENSE INFORMATION
_________________________________________________________________

Shareholder Transaction Expenses

         The Portfolio has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

Management Fees..........................         0%*

Other Expenses...........................       .95%*
                                               _____

Total Portfolio Operating Expenses.........     .95%
                                               =====
____________________
* Net of expense reimbursement

Example

         You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period).

         1 Year    3 Years   5 Years   10 years
          $10        $30      $52       $116


         The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Portfolio will bear directly and indirectly. "Other Expenses" for the Portfolio are based on estimated amounts for the Portfolio's current fiscal year. The estimated expense information for the Portfolio is net of voluntary expense reimbursements which are not required to be continued indefinitely; however, the Adviser intends to continue such reimbursements for the foreseeable future. The estimated Management Fees, Other Expenses and Total Operating Expenses of the Portfolio before expense reimbursements would be 1.00%, 1.55% and 2.55%, respectively. The example should not be considered representative of future expenses; actual expenses may be greater or less than those shown.

_________________________________________________________________

                      FINANCIAL HIGHLIGHTS
_________________________________________________________________

         The following information as to net asset value, ratios and certain supplemental data for the period shown below has not been audited.

                                              Quasar Portfolio
                                              August 6, 1996(a)
                                            to December 31, 1996

Net asset value, beginning of period......       $  10.00
Income From Investment Operations
    Net investment income (b).............            .04
    Net realized and unrealized loss on
      investments.........................            .60
    Net decrease in net asset value from
      operations..........................            .64
    Net asset value, end of period........       $  10.64
Total Return
    Total investment return based on net
      asset value (c).....................           6.40%
Ratios/Supplemental Data
    Net assets, end of period
      (000's omitted).....................       $  8,842
    Ratio to average net asset of:
      Expenses, net of waivers and
        reimbursements....................            .95%(d)
      Expenses, before waivers and
        reimbursements....................           4.44%(d)
    Net investment income.................            .93%(a)
    Portfolio turnover rate...............             40%
    Average commission rate paid (e)......       $    .0511

____________________
(a) Commencement of operations.
(b) Net of expenses reimbursed or waived by the investment adviser.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) Annulized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

_________________________________________________________________

                  DESCRIPTION OF THE PORTFOLIO
_________________________________________________________________

Introduction to the Fund

         The Fund was established as a Maryland corporation in 1987. The Fund is an open-end management investment company commonly known as a "mutual fund" whose shares are offered in separate series each referred to as a "portfolio." Because the Fund offers multiple portfolios, it is known as a "series fund." Each portfolio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies.

         A shareholder in the Portfolio will be entitled to his or her pro rata share of all dividends and distributions arising from the Portfolio's assets and, upon redeeming shares of the Portfolio, the shareholder will receive the then current net asset value of the Portfolio represented by the redeemed shares. (See "Purchase and Redemption of Shares"). While the Fund has no present intention of doing so, the Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives.

         In addition to the Portfolio, the Fund currently has 18 other portfolios: the Money Market Portfolio, the Premier Growth Portfolio, the Growth and Income Portfolio, the U.S. Government/High Grade Securities Portfolio, the High-Yield Portfolio, the Total Return Portfolio, the International Portfolio, the Short-Term Multi-Market Portfolio, the Global Bond Portfolio, the North American Government Income Portfolio, the Global Dollar Government Portfolio, the Utility Income Portfolio, the Conservative Investors Portfolio, the Growth Investors Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Technology Portfolio and the Real Estate Investment Portfolio.

         The Fund is intended to serve as the investment medium for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

         It is conceivable that in the future it may be disadvantageous for variable annuity and variable life insurance separate accounts to invest simultaneously in the Fund. Currently, however, the Fund does not foresee any disadvantage to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ.

Nevertheless, the Fund's Directors intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto.

         The investment objective and policies of the Portfolio are set forth below. There can be, of course, no assurance that the Portfolio will achieve its investment objective.

Investment Objective and Policies

General

         The Portfolio is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Portfolio's investment policies are aggressive, an investment in the Portfolio is risky and investors who want assured income or preservation of capital should not invest in the Portfolio.

         The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance Capital Management L.P., the Portfolio's adviser (the "Adviser"), considers economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

         The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Portfolio invests in listed and unlisted U.S. and foreign securities. The Portfolio periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

         The Portfolio may also: (i) invest up to 15% of its total assets in securities for which there is no ready market;
(ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of the policies and practices, see "Other Investment Policies and Techniques," below.

         The Portfolio's investment objective cannot be changed without approval by the holders of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Act"). Except as otherwise indicated, the investment policies of the Portfolio are not "fundamental policies" and may, therefore, be changed by the Board of Directors without shareholder approval.

Other Investment Policies and Techniques

Options

         The Portfolio may write call options and purchase and sell put and call options written by others. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written.

         In purchasing an option, the Portfolio would be in a position to realize a gain, if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss equal to the premium paid for the option.

         If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Portfolio at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). The Portfolio retains the premium received from writing a call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

         The Portfolio will not write a call option if, as a result, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets or more than 10% of the Portfolio's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Portfolio will at no time exceed 10% of the Portfolio's total assets.

Short Sales

         The Portfolio may only make short sales of securities "against the box". A short sale is effected by selling a security that the Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Certain special federal income tax considerations may apply to short sales entered into by the Portfolio. See "Dividends, Distributions and Taxes" in the Portfolio's Statement of Additional Information.

Foreign Securities

         The Portfolio may invest in foreign securities. To the extent the Portfolio invests in foreign securities, consideration is given to certain factors comprising both risk and opportunity. The values of foreign securities investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic, taxation or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

Portfolio Turnover

         Generally, the Fund's policy with respect to turnover of securities held in the Portfolio is to purchase securities for investment purposes and not for the purpose of realizing short-term trading profits or for the purpose of exercising control. When circumstances warrant, however, securities may be sold without regard to the length of time held. The Adviser anticipates that the Portfolio's annual rate of portfolio turnover generally will not be in excess of 200%.

         A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Portfolio and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. In order to continue to qualify as a regulated investment company for Federal tax purposes, less than 30% of the annual gross income of a Portfolio must be derived from the sale of securities held by the Portfolio for less than three months. See "Dividends, Distributions and Taxes."

Certain Fundamental Investment Policies

         The Fund has adopted certain fundamental investment policies applicable to the Portfolio which may not be changed without the approval of the shareholders of the Portfolio. Certain of those fundamental investment policies are set forth below. For a complete listing of such fundamental investment policies, see the Statement of Additional Information.

         The Portfolio may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations;
(ii) invest more than 25% of its total assets in any particular industry; and (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made.

_________________________________________________________________

                     MANAGEMENT OF THE FUND
_________________________________________________________________

Adviser

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105 has been retained under an investment advisory agreement (the "Investment Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Portfolio subject to the general supervision and control of the Board of Directors of the Fund. The employees of the Adviser principally responsible for the Portfolio's investment program since its inception are Alden M. Stewart and Randall E. Haase. Mr. Stewart and Mr. Haase have each been associated with the Adviser since 1993. Prior thereto, Mr. Stewart and Mr. Haase each was associated with Equitable Capital Management Corporation since prior to 1992.

         The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1996 totaling $173 billion (of which more than $59 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 52 registered investment companies managed by the Adviser comprising 110 separate investment portfolios currently have over two million shareholders. As of September 30, 1996, the Adviser was retained as an investment manager by 33 of the Fortune 100 companies.

         ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly owned subsidiary of the Equitable Companies Incorporated, a holding company which is controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in the Statement of Additional Information under "Management of the Fund."

         The Adviser provides investment advisory services and order placement facilities for each of the Fund's portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers. The Portfolio pays the Adviser at an annual rate of 1.00% of the average daily value of its net assets. The fees are accrued daily and paid monthly.

Expenses of the Portfolio

         In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Portfolio pays certain other costs including (a) custody, transfer and dividend disbursing expenses, (b) fees of Directors who are not affiliated with the Adviser, (c) legal and auditing expenses, (d) clerical, accounting and other office costs, (e) costs of printing the Fund's prospectuses and shareholder reports, (f) cost of maintaining the Fund's existence, (g) interest charges, taxes, brokerage fees and commissions, (h) costs of stationery and supplies, (i) expenses and fees related to registration and filing with the Securities and Exchange Commission (the "Commission") and with state regulatory authorities, and (j) cost of certain personnel of the Adviser or its affiliates rendering clerical, accounting and other services to the Fund.

         As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Investment Advisory Agreement, the Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or by its affiliates; in such event, the services are provided to the Fund at cost and the payments specifically approved in advance by the Fund's Board of Directors.

_________________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_________________________________________________________________

Purchase of Shares

         Shares of the Portfolio are offered on a continuous basis directly by the Fund and by Alliance Fund Distributors, Inc., the Fund's Principal Underwriter, to the separate accounts of certain life insurance companies without any sales or other charge, at the Portfolio's net asset value, as described below. The separate accounts of insurance companies place orders to purchase shares of the Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies which are funded by shares of the Portfolios. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Individuals may not place orders directly with the Fund. See the Prospectus of the separate account of the participating insurance company for more information on the purchase of Portfolio shares.

         The public offering price of the Portfolio's shares is their net asset value. The per share net asset value of the Portfolio is computed in accordance with the Fund's Articles of Incorporation and By-Laws, at the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), following receipt of a purchase or redemption order by the Fund, on each Fund business day on which such an order is received and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares. The Fund's per share net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday exclusive of days on which the Exchange is closed (most national holidays and Good Friday). For purposes of this computation, the securities in the Portfolio are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Directors believe would accurately reflect fair market value. Portfolio securities may also be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities.

Redemption of Shares

         An insurance company separate account may redeem all or any portion of the shares of the Portfolio in its account at any time at the net asset value per share of the Portfolio next determined after a redemption request in proper form is furnished to the Fund or the Principal Underwriter. Any certificates representing shares being redeemed must be submitted with the redemption request. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption. The right of redemption may be suspended or the date of payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by the Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of the Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_________________________________________________________________

         The Portfolio will declare and distribute dividends from net investment income and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of the Portfolio.

         The Portfolio intends to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). If so qualified, the Portfolio will not be subject to Federal income or excise taxes on its investment company taxable income and net capital gains to the extent such investment company taxable income and net capital gains are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from the Portfolio are not currently taxable when left to accumulate within a variable annuity (other than an annuity interest owned by a person who is not a natural person) or variable life insurance contract. Distributions of net investment income and net short-term capital gain will be treated as ordinary income and distributions of net long-term capital gain will be treated as long-term capital gain in the hands of the insurance companies.

         Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified," in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated investment company. The Portfolio plans to satisfy these conditions at all times so that the shares of the Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

Portfolio Transactions

         Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Portfolio.

         The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Consistent with the objective of obtaining best execution, the Fund may use brokers and dealers who provide research, statistical and other information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage and research and statistical services provided by the executing broker. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund. The Fund may from time to time place orders for the purchase or sale of securities on an agency basis with Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of Donaldson, Lufkin and Jenrette Securities Corporation, for which Donaldson, Lufkin and Jenrette Securities Corporation may receive a portion of the brokerage commission. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that Donaldson, Lufkin & Jenrette Securities Corporation is an affiliate of the Adviser.

Organization

         The Fund is a Maryland corporation organized on November 17, 1987. The authorized capital stock of the Fund consists solely of 10,000,000,000 shares of Common Stock having a par value of $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series. Such shares are currently divided into 19 series, one underlying each portfolio. Shares of each portfolio are normally entitled to one vote for all purposes. Generally, shares of all portfolios vote as a single series on matters, such as the election of Directors, that affect all portfolios in substantially the same manner. Maryland law does not require a registered investment company to hold annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders have available certain procedures for the removal of Directors. Shares of each portfolio are freely transferable, are entitled to dividends as determined by the Board of Directors and, in liquidation of the Fund, are entitled to receive the net assets of that portfolio. Shareholders have no preference, pre-emptive or conversion rights. In accordance with current law, it is anticipated that an insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Fund will request voting instructions from contract or policyholders and will vote shares in the separate account in accordance with the voting instructions received.

Principal Underwriter

         Alliance Fund Distributors, Inc., 1345 Avenue of the
Americas, New York, New York 10105, an indirect wholly-owned subsidiary of the Adviser, is the Principal Underwriter of shares of the Fund.

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian for the securities and cash of the Fund and as its dividend disbursing agent, but plays no part in deciding on the purchase or sale of portfolio securities.

Registrar and Dividend-Disbursing Agent

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, located at 500 Plaza Drive, Secaucus, New Jersey, 07094, acts as the Fund's registrar and dividend-disbursing agent.

Additional Information

         Any shareholder inquiries may be directed to Alliance Fund Services, Inc. at the address or telephone number shown on the front cover of this Prospectus. This Prospectus and the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

         This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

   Incorporated herein by reference is: (1) the Statement of Additional Information of Alliance Variable Products Series Fund, Inc. (the "Fund") contained in Post-Effective Amendment No. 15 to the Fund's Registration Statement on Form N-1A (File
Nos. 33-18647 and 811-5398) filed April 30, 1996, except with respect to any information contained therein pertaining to the Technology Portfolio; (2) the Statement of Additional Information of the Fund pertaining to the Technology Portfolio contained in Post-Effective Amendment No. 18 to the Fund's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed on October 10, 1996; and (3) the Statement of Additional Information of the Fund pertaining to the Real Estate Investment Portfolio contained in Post-Effective Amendment No. 19 to the Fund's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed on October 15, 1996.

                                       ALLIANCE VARIABLE PRODUCTS
                                       SERIES FUND, INC.
                                       - Quasar Portfolio
_________________________________________________________________

P. O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                      February 18, 1997
_________________________________________________________________

         This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Portfolio's current Prospectus dated February 14, 1997. Copies of such Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                             PAGE

    Description of the Portfolio............................
    Management of the Fund..................................
    Purchase and Redemption of Shares.......................
    Net Asset Value.........................................
    Portfolio Transactions..................................
    Dividends, Distributions and Taxes......................
    General Information.....................................
    Financial Statements....................................
    Appendix A: Options.....................................

(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

_________________________________________________________________

                  DESCRIPTION OF THE PORTFOLIO
_________________________________________________________________

         The Quasar Portfolio (the "Portfolio") is a portfolio of the Alliance Variable Products Series Fund, Inc. ("the Fund"), an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

         The investment objective of the Portfolio is growth of capital by pursuing aggressive investment policies. Investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. Moreover, to the extent the Portfolio seeks to achieve its objective through the more aggressive investment policies described below, risk of loss increases. The Portfolio is therefore not intended for investors whose principal objective is assured income or preservation of capital.

         Except as otherwise indicated, the investment policies of the Portfolio are not "fundamental policies" and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to its shareholders. The Portfolio's investment objective, may not be changed without shareholder approval.

         Within this basic framework, the policy of the Portfolio is to invest in any companies and industries and in any types of securities which are believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies as well as in new and unseasoned companies. Critical factors considered in the selection of securities include the economic and political outlook, the values of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and management capability and practices.

         It is the policy of the Portfolio to invest principally in equity securities (common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks); however, it may also invest to a limited degree in non-convertible bonds and preferred stocks when, in the judgment of Alliance Capital Management L.P., the Portfolio's adviser (the "Adviser"), such investments are warranted to achieve the Fund's investment objective. When business or financial conditions warrant, a more defensive position may be assumed and the Portfolio may invest in short-term fixed-income securities, in investment grade debt securities, in preferred stocks or hold its assets in cash.

         The Portfolio may invest in both listed and unlisted domestic and foreign securities, in restricted securities, and in other assets having no ready market, but not more than 15% of the Portfolio's total assets may be invested in all such restricted or not readily marketable assets at any one time. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under Rule 144 or 144A promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities and other not readily marketable assets will be valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair market value.

         The Portfolio intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities. The Portfolio will not, however, purchase securities of any company with a record of less than three years continuous operation (including that of predecessors) if such purchase would cause the Portfolio's investments in such companies, taken at cost, to exceed 25% of the value of the Portfolio's total assets.

Additional Investment Policies And Practices

         The following additional investment policies supplement those set forth above.

         General. In seeking to attain its investment objective of growth of capital, the Portfolio will supplement customary investment practices by engaging in a broad range of investment techniques including short sales "against the box," writing call options, purchases and sales of put and call options written by others and investing in special situations. These techniques are speculative, may entail greater risk, may be considered of a more short-term nature, and to the extent used, may result in greater turnover of the Portfolio's portfolio and a greater expense than is customary for most investment companies. Consequently, the Portfolio is not a complete investment program and is not a suitable investment for those who cannot afford to take such risks or whose objective is income or preservation of capital.
No assurance can be given that the Portfolio will achieve its investment objective. However, by buying shares in the Portfolio an investor may receive advantages he would not readily obtain as an individual, including professional management and continuous supervision of investments. The Portfolio will be subject to the overall limitation (in addition to the specific restrictions referred to below) that the aggregate value of all restricted and not readily marketable securities of the Portfolio, and of all cash and securities covering outstanding call options written or guaranteed by the Portfolio, shall at no time exceed 15% of the value of the total assets of the Portfolio.

         There is also no assurance that the Portfolio will at any particular time engage in all or any of the investment activities in which it is authorized to engage. In the opinion of the Portfolio's management, however, the power to engage in such activities provides an opportunity which is deemed to be desirable in order to achieve the Portfolio's investment objective.

         Short Sales. The Portfolio may only make short sales of securities "against the box." A short sale is effected by selling a security which the Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Short sales may be used by the Portfolio to defer the realization of gain or loss for Federal income tax purposes on securities then owned by the Portfolio. Gains or losses will be short- or long-term for Federal income tax purposes depending upon the length of the period the securities are held by the Portfolio before closing out the short sales by delivery to the lender. The Portfolio may, in certain instances, realize short-term gain on short sales "against the box" by covering the short position through a subsequent purchase. Not more than 15% of the value of the Portfolio's net assets will be in deposits on short sales "against the box".

         Puts and Calls. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. When calls written by the Portfolio are exercised, the Portfolio will be obligated to sell stocks below the current market price.

         The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options is higher, and consequently the risks are greater when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees. (For a discussion regarding certain tax consequences of the writing of call options by the Fund, see "Dividends, Distributions and Taxes".)

         Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such option would not produce an annualized return of at least 15% of the then market value of the securities subject to option. Commissions, stock transfer taxes and other expenses of the Fund must be deducted from such premium receipts. Option premiums vary widely depending primarily on supply and demand. Calls written by the Portfolio will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national securities exchange on which options are traded, and will in such cases be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm. A call written by the Portfolio will not be sold unless the Portfolio at all times during the option period owns either
(a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities or (b) an offsetting call option on the same securities.

         The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio, which, at the time of sale by the Portfolio, have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Portfolio shall at no time exceed 10% of the Portfolio's total assets.

         In buying a call, the Portfolio would be in a position to realize a gain if, during the option period, the price of the shares increased by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium and commissions payable on exercise. By buying a put, the Portfolio would be in a position to realize a gain if, during the option period, the price of the shares declined by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium and commissions payable on exercise. In addition, the Portfolio could realize a gain or loss on such options by selling them.

         As noted above, the Portfolio may purchase and sell put and call options written by others, combinations thereof, or similar options. There are markets for put and call options written by others and the Portfolio may from time to time sell or purchase such options in such markets. If an option is not so sold and is permitted to expire without being exercised, its premium would be lost by the Portfolio.

         Portfolio Turnover. Generally, the Portfolio's policy with respect to portfolio turnover is to purchase securities with a view to holding them for periods of time sufficient to assure long-term capital gains treatment upon their sale and not for trading purposes. However, it is also the Portfolio's policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. This policy may result in the Portfolio realizing short-term capital gains or losses on the sale of certain securities. See "Dividends, Distributions and Taxes". It is anticipated that the Portfolio's rate of portfolio turnover will not exceed 200% during the current fiscal year. A 200% annual turnover rate would occur, for example, if all the stocks in the Portfolio's portfolio were replaced twice within a period of one year. A portfolio turnover rate approximating 200% involves correspondingly greater brokerage commission expenses than would a lower rate, which expenses must be borne by the Portfolio and its shareholders. The portfolio turnover rate of securities from August 5, 1996 (commencement of operations) to December 31, 1996 was 40%.

         Investment Restrictions. The following restrictions may not be changed without approval of a majority of the outstanding voting securities of the Portfolio, which means the vote of
(i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(ii) more than 50% of the outstanding shares, whichever is less.

         As a matter of fundamental policy, the Portfolio may not:

         (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% and 10% limitations;

        (ii) invest more than 25% of the value of its total assets in any particular industry;

       (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made;

        (iv)  purchase or sell real estate;

         (v) participate on a joint or joint and several basis in any securities trading account;

        (vi) invest in companies for the purpose of exercising control;

       (vii) purchase or sell commodities or commodity contracts;

      (viii) except as permitted in connection with short sales of securities "against the box" described under the heading "Short Sales" above, make short sales of securities;

        (ix) make loans of its funds or assets to any other person, which shall not be considered as including the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase was made upon the original issuance of the securities; except that the Portfolio may not purchase non-publicly distributed securities subject to the limitations applicable to restricted securities;

         (x) except as permitted in connection with short sales of securities or writing of call options, described under the headings "Short Sales" and "Puts and Calls" above, pledge, mortgage or hypothecate any of its assets;

        (xi) except as permitted in connection with short sales of securities "against the box" described under the heading "Additional Investment Policies and
              Practices" above, make short sales of securities;
              and

       (xii) purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.


_________________________________________________________________

                     MANAGEMENT OF THE FUND
_________________________________________________________________

DIRECTORS AND OFFICERS

         The Directors and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each such persons is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

         JOHN D. CARIFA*, 51, Chairman of the Board and
President, is the President, Chief Operating Officer and a
Director of Alliance Capital Management Corporation ("ACMC"**), the sole general partner of the Adviser, with which he has been associated since prior to 1992.

         RUTH BLOCK, 66, was formerly Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is Box 4653, Stamford, Connecticut 06905.

         DAVID H. DIEVLER, 66, was formerly Chairman and
President of the Fund and a Senior Vice President of ACMC, with which he had been associated since prior to 1992 through 1994.
He is currently an independent consultant.  His address is P.O.
Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 54, has been the President of Historic Hudson Valley (historic preservation) since prior to 1992. Previously, he was Director of the National Academy of Design. From 1987 to 1992, he was a Director of ACMC. His address is Historic Hudson Valley, 150 White Plains Rd., Tarrytown, New York 10591.

         WILLIAM H. FOULK, JR., 64, is an investment adviser and independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser since prior to 1992. His address is 2 Hekma Road, Greenwich,
Connecticut 06831.

----------------------
*  An "interested person" of the Fund, as defined in the 1940
Act.
** For purposes of this Statement of Additional Information, ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

         DR. JAMES M. HESTER, 72, is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation with which he has been associated since prior to 1992. He was formerly President of New York University, The New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

         CLIFFORD L. MICHEL, 57, is a partner in the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1992. He is Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is 80 Pine Street, New York, New York 10005.

OFFICERS

         ALFRED L. HARRISON, SENIOR VICE PRESIDENT, 58, is a Vice
Chairman of ACMC, with which he has been associated with since prior to 1992.

         WAYNE D. LYSKI, SENIOR VICE PRESIDENT, 55, is an
Executive Vice President of ACMC, with which he has been associated with since prior to 1992.

         KATHLEEN A. CORBET, 36, Senior Vice President, has been a Senior Vice President of ACMC since July 1993. Previously, she held various responsibilities as head of Equitable Capital Management Corporation's Fixed Income Management Department, Private Placement Secondary Trading and Fund Management since prior to 1992.

         EDMUND P. BERGAN, Jr., 46, Secretary, is a Senior Vice President and General Counsel of Alliance Fund Distributors, Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS") and is a Vice President and Assistant General Counsel of ACMC with which he has been associated since prior to 1992.

         MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER,
46, is a Senior Vice President of AFS, with which he has been associated since prior to 1992.

         ANDREW GANGOLF, ASSISTANT SECRETARY, 41, has been a Vice President and Assistant General Counsel of AFD since December 1994. Prior thereto he was a Vice President and Assistant Secretary of Delaware Management Company, Inc. since October 1992 and a Vice President and Counsel to Equitable Life Assurance Society of the United States since prior to 1992.

         LAURA MAH, CONTROLLER, 39, has been a Vice President of
ACMC since July 1992.  Previously she was associated with

Equitable Capital Management Corporation ("ECMC") since prior to
1992.

         THOMAS R. MANLEY, ASSISTANT CONTROLLER, 43, has been an
Assistant Vice President of ACMC since July 1993. Previously he was associated with ECMC since prior to 1992.

         STEVEN YU, ASSISTANT CONTROLLER, 35, has been an
Assistant Vice President of ACMC since 1993. Previously he was associated with ECMC since prior to 1992.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended December 31, 1996, the aggregate compensation paid to each of the Directors during calendar year 1996 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other Fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                     Total              Total Number
                                     Compensation       of Funds in the
                                     from the           Alliance Fund
                                     Alliance Fund      Complex, Including
                      Aggregate      Complex,           the Fund, as to which
Name of Director      Compensation   Including the      the Director is a
of the Fund           from the Fund  Fund               Director or Trustee
_______________       _____________  _____________      _____________________

John D. Carifa        -0-              -0-                       50
Ruth Block            $3,094           $157,500                  37
David H. Dievler      $3,094           $182,000                  43
John H. Dobkin        $3,238           $121,250                  30
William H. Foulk, Jr. $3,238           $144,250                  32
Dr. James M. Hester   $3,094           $148,500                  38
Clifford L. Michel    $2,803           $146,068                  38
Donald J. Robinson    $962             $137,250                  38

___________________________

As of January 19, 1997, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

         Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.

         The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1996 of more than $173 billion (of which more than $59 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included, as of September 30, 1996, 33 of the FORTUNE 100 Companies. As of that date, the Adviser and its subsidiaries employed approximately 1,350 employees who operated out of domestic offices and the overseas offices of subsidiaries in Bombay, Istanbul, London, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 52 registered investment companies comprising 110 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1996, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1996, approximately 33% and 10.% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Directors of the Fund.

         As of September 6, 1996, AXA and its subsidiaries own approximately 60.7% of the issued and outstanding shares of capital stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United States, Australia, the United Kingdom, Canada and other countries, principally in Europe and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities in the United States, Europe and the Asia/Pacific area. Based on information provided by AXA, as of September 9, 1996, 36.3% of the issued ordinary shares (representing 49.1% of the voting power) of AXA were owned directly or indirectly by Finaxa, a French holding company ("Finaxa"). As of September 6, 1996, 61.3% of the voting shares (representing 73.5% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 34.8% of the voting shares representing 40.6% of the voting power), and 23.7% of the voting shares of Finaxa (representing 10.5% of the voting power) of Finaxa were owned by Banque Paribas, a French bank. Including the ordinary shares directly or indirectly owned by Finaxa, the Mutuelles AXA directly or indirectly owned 42.0% of the issued ordinary shares (representing 56.8% of the voting power) of AXA as of September 9, 1996. Acting as a group, the Mutuelles AXA control AXA and Finaxa. In addition, as of September 9, 1996, 7.8% of the issued ordinary shares of the AXA without the power to vote were owned by subsidiaries of AXA.

         The Investment Advisory Agreement became effective on July 22, 1992. The Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Investment

Advisory Agreement or "interested persons" as defined in the Act, of any such party, at a meeting called for the purpose and held on September 10, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Investment Advisory Agreement. The Investment Advisory Agreement was amended as of December 31, 1996 to provide for the addition of the Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on June 4, 1996.

         The Adviser provides investment advisory services and order placement facilities for the Portfolio and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers. The Portfolio pays the Adviser at an annual rate of 1.00% of the average daily value of its net assets. For the fiscal period August 5, 1996 (commencement of operations) through December 31, 1996 the advisory fee paid by the Portfolio to the Adviser was $11,973.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolio. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with the Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Portfolio. When two or more of the clients of the Adviser (including the Portfolio) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

         As to the obtaining of services other than those specifically provided to the Portfolio by the Adviser, the Portfolio may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. In such event, the services will be provided to the Portfolio at cost and the payments specifically approved by the Fund's Board of Directors.

         The Investment Advisory Agreement is terminable with respect to the Portfolio without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of such Portfolio or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Investment Advisory Agreement continues in effect until each December 31, and thereafter for successive twelve month periods computed from each January 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of such parties as defined by the 1940 Act.

         The Investment Advisory Agreement provides that the Adviser will reimburse the Fund as to the Portfolio for its expenses (exclusive of interest, taxes, brokerage, expenditures pursuant to the Distribution Services Agreement and extraordinary expenses to the extent permitted by applicable state securities laws and regulations) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund may not qualify its shares for sale in every state.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: ACM Institutional Reserves, Inc., AFD Exchange Reserves, The Alliance Fund, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Developing Markets Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Growth and Income Fund, Inc., Alliance Income Builder Fund, Inc., Alliance International Fund, Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Inc., Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance World

Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., Fiduciary Management Associates, The Alliance Portfolios, and The Hudson River Trust, all open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance Global Environment Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Global Privatization Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all closed-end investment companies.

_________________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Portfolio's Prospectus under the heading "Purchase and Redemption of Shares."

REDEMPTION OF SHARES

         The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment either in cash or in portfolio securities received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

         The net asset value of shares of the Portfolio on which the subscription and redemption prices are based is computed in accordance with the Articles of Incorporation and By-Laws of the Fund at the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund, on each Fund business day on which such an order is received and trading in the types of securities in which the Portfolio invests might materially affect the value of the Portfolio's shares, by dividing the value of the Portfolio's assets less its liabilities, by the total number of shares then outstanding. For this purpose, a Fund business day is any weekday exclusive of days on which the Exchange is closed (most national holidays and Good Friday).

         Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Options will be valued at market value or fair market value if no market exists. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. However, readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Fund's Board of Directors determines that this method does not represent fair value). All assets of the Portfolio, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair market value.

_________________________________________________________________

                     PORTFOLIO TRANSACTIONS
_________________________________________________________________

         Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Fund.

         The Fund will deal in some instances in equity securities which are not listed on a national stock exchange but are traded in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of the Adviser, the Fund's distributor, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ for which DLJ may receive a portion of the brokerage commission. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         Brokerage Commissions paid from August 5, 1996
(commencement of operations) to December 31, 1996 on securities transactions amounted to $12,207 with respect to the Portfolio.

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_________________________________________________________________

         The Portfolio intends to qualify to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). If so qualified, the Portfolio will not be subject to federal income and excise taxes on its investment company taxable income and net capital gains to the extent such investment company taxable income and net capital gains are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.

         Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Portfolio will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. If eligible, the Portfolio intends to file such an election, although there can be no assurance that such Portfolio will be able to do so.

         Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified", in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated investment company. The Portfolio plans to satisfy these conditions at all times so that the shares of the Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

         For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

COMMON STOCK; VOTING RIGHTS

         The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such election of Directors will not be able to elect any person or persons to the Board of Directors.

         All shares of the Fund when duly issued will be fully paid and nonassessable. The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Board of Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of such additional series would be governed by the 1940 Act and the law of the State of Maryland.

         If shares of another series were issued in connection with the creation of the new portfolio, each share of any of the Fund's portfolios would normally be entitled to one vote for all purposes. Generally, shares of each portfolio would vote as a single series for the election of directors and on any other matter that affected each portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series.

         Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to any shareholder of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders.

         The outstanding voting shares of the Portfolio as of January 19, 1996 amounted to 1,027,570 shares of common stock. Set forth below is certain information as to all persons who owned of record or beneficially 5% or more of the outstanding shares of the Portfolio at January 19, 1997.

                                  Number of       % of
         Name and Address           Shares       Shares

         AIG Life Insurance       836,676          81%
         Company ("AIG")
         One Alico Plaza
         600 Kings Street
         Wilmington, DE 19801

         American International   190,894          19%
         Life Assurance Company
         of New York ("American")
         80 Pine Street
         New York, NY 10005

CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin
Street, Boston, Massachusetts 02110, acts as Custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

PRINCIPAL UNDERWRITER

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

COUNSEL

         Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Seward &
Kissel, One Battery Park Plaza, New York, New York  10004.

INDEPENDENT AUDITORS

         Ernst & Young LLP, 787 Seventh Avenue, New York, New
York 10019, have been appointed as independent auditors for the Fund.

SHAREHOLDER APPROVAL

         The capitalized term "Shareholder Approval" as used in this Statement of Additional Information means (1) the vote of 67% or more of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of the Portfolio, whichever is less.

Total Return Quotations

         From time to time the Portfolio advertises its "total return." The Portfolio's "total return" is its average annual compounded total return for recent one, five, and ten-year periods (or the period since the Portfolio's inception). The Portfolio's total return for such a period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of shares is assumed to have been paid. The past performance of the Portfolio is not intended to indicate future performance. The Portfolio's average annual total return for the period August 5, 1996 (commencement of operations) through December 31, 1996 was 6.4%.

         The Portfolio's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Portfolio's portfolio and its expenses. Total return information is useful in reviewing the Portfolio's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Portfolio is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance ratings of the Portfolio as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. ("Lipper") and advertisements presenting the historical record of payments of income dividends by the Portfolio may also from time to time be sent to investors or placed in newspapers and magazines such as BARRONS, BUSINESS WEEK, CHANGING TIMES, FORBES, INVESTOR'S DAILY, MONEY MAGAZINE, THE NEW YORK TIMES and THE WALL STREET JOURNAL or other media on behalf of the Portfolio.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the offices of the Securities and Exchange Commission in Washington, D.C.

_________________________________________________________________

                      FINANCIAL STATEMENTS
_________________________________________________________________

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
December 31, 1996


                                                    Quasar
                                                    Portfolio (a)

ASSETS
    Investments in securities, at value (cost
         $8,356,891)                               $8,505,032
    Cash, at value (cost $192,214)                    192,214
    Interest receivable                                     0
    Dividends receivable                                1,628
    Deferred organization expenses                     23,983
    Receivable for capital stock sold                 162,383
    Receivable for investment adviser                   7,830
    Receivable for investment securities sold          12,051
    Unrealized appreciation on forward exchange
         currency contracts                                 0

    Total assets                                    8,905,121

LIABILITIES
    Payable for investment securities purchased        48,421
    Investment advisory fee payable                         0
    Payable for capital stock redeemed                    121
    Unrealized depreciation on forward exchange
         currency contracts                                 0
    Accrued expenses                                   14,762

    Total liabilities                                  63,304

Net Assets                                         $8,841,817

COMPOSITION OF NET ASSETS
    Capital stock, at par                          $      831
    Additional paid-in capital                      8,656,353
    Undistributed net investment income                11,162
    Accumulated net realized gain (loss) on
         investments and foreign currency
         transactions                                  25,330

                                                   Portfolio (a)


    Net unrealized appreciation of investments
         and foreign currency denominated
         assets and liabilities                    $  148,141
                                                   $8,841,817
    Shares of capital stock outstanding               830,749
    Net asset value per share                      $    10.64

INVESTMENT INCOME
    Interest                                       $   19,631
    Dividends (net of foreign tax withheld of $0)       2,906

    Total investment income                            22,537

EXPENSES
    Investment advisory fee                            11,973
    Custodian                                          34,848
    Audit and legal                                     2,134
    Printing                                              244
    Amortization of organization expenses               2,115
    Transfer agency                                       441
    Directors fees                                        643
    Miscellaneous                                         792

    Total expenses                                     53,190
    Less: expense reimbursement                       (41,815)

    Net expenses                                       11,375

    Net investment income                              11,162

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  AND FOREIGN CURRENCY TRANSACTIONS
    Net realized gain (loss) on
         investment transactions                       25,330
    Net realized loss on foreign
         currency transactions                              0
    Net change in unrealized appreciation
         of investments                               148,141
    Net change in unrealized appreciation
         on foreign currency denominated
         assets and liabilities                             0

    Net gain on investments                           173,471

    Net Increase in Net Assets from Operations        184,633

INCREASE (DECREASE) IN NET ASSETS FROM OPERATION
    Net investment income                          $   11,162

                                                   Portfolio (a)


    Net realized gain (loss) on
         investment transactions                       25,330
    Net realized gain on foreign currency
         transactions                                       0
    Net change in unrealized appreciation
         of investments and foreign
         currency denominated assets
         and liabilities                              148,141

    Net increase in net assets from operations        184,633

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income                                   0
    Net realized gain on investments                        0

CAPITAL STOCK TRANSACTIONS
    Net increase                                    8,657,184

    Total increase                                  8,841,817

NET ASSETS
    Beginning of period                                     0

    End of period (including undistributed net
         investment income of $142,949
         and $11,162, respectively)                $8,841,817

(a) Commencment of operations, August 5, 1996.

                           APPENDIX A

                             OPTIONS


         The Portfolio will only write "covered" put and call options, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed
"covered" is described in the Prospectus under the heading "Other
Investment Policies and Techniques -- Options."

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of a listed option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Portfolio would have to exercise the options in order to realize any profit. If the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         The Portfolio may write options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then write a call option against that security. The exercise price of the call the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out- of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Portfolio may elect to close the position or take delivery of the security at the exercise price and the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Portfolio in the same market environments that call options are used in equivalent buy- and-write transactions.

         A portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

                             PART C
                        OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits.

    (a)  FINANCIAL STATEMENTS

         Included in the Prospectus:
              Financial Highlights

         Included in the Statement of Additional Information for the Premier Growth Portfolio, Global Bond Portfolio, Growth and Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio, Total Return Portfolio, International Portfolio and the Money Market Portfolio:
              Portfolio of Investments - December 31, 1995
              Statement of Assets and Liabilities -
                   December 31, 1995
              Statement of Operations, year ended December 31,
                   1995
              Statement of Changes in Net Assets, years ended
                   December 31, 1995 and December 31, 1994
              Notes to Financial Statements - December 31, 1995
              Financial Highlights - for the years ended
                   December 31, 1995, December 31, 1994
                   December 31, 1993 and December 31, 1992
              Report of Ernst & Young LLP, Independent Auditors

         Included in the Statement of Additional Information for the Global Dollar Government Portfolio, North American Government Income Portfolio, Utility Income Portfolio, Growth Portfolio, Worldwide Privatization Portfolio, Conservative Investors Portfolio and Growth Investors
         Portfolio:
              Portfolio of Investments - December 31, 1995
              Statement of Assets and Liabilities -
                   December 31, 1995
              Statement of Operations, year ended December 31,
                   1995
              Statement of Changes in Net Assets, year ended
                   December 31, 1995 and December 31, 1994
              Notes to Financial Statements - December 31, 1995 Financial Highlights - for the year ended
                   December 31, 1995 and December 31, 1994
              Report of Ernst & Young LLP, Independent Auditors

              All other schedules are either omitted because they are not required under the related instructions, they are inapplicable or the required information is presented in the financial statements or notes which are included in the Statement of Additional Information of the Registration Statement.

    (b)  EXHIBITS:

      (1)(a)    Articles of Incorporation of the Registrant -
                Incorporated herein by reference to Exhibit 1 to Registration Statement on Form N-1A, filed on
                November 20, 1987.

         (b)    Articles Supplementary to the Articles of
                Incorporation of the Registrant - Incorporated herein by reference to Exhibit 1 to Registration
                Statement on Form N-1A, filed on November 20,
                1987.

         (c) Form of Articles Supplementary to the Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 5 to Registration Statement on Form N-1A, filed on May 1, 1991.

         (d)    Articles Supplementary to the Articles of
                Incorporation of the Registrant - Incorporated by reference to Exhibit 1(d) to Post-Effective
                Amendment No. 13 to Registration Statement on
                Form N-1A, filed on May 1, 1995.

         (e) Articles of Amendment to the Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit 1(e) to Post-Effective
                Amendment No. 13 to Registration Statement on
                Form N-1A, filed on May 1, 1995.

         (f) Articles Supplementary to the Articles of Incorporation adding Technology Portfolio - Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A, filed on April 30, 1996.

         (g)    Articles Supplementary to the Articles of
                Incorporation increasing the authorized aggregate number of shares of capital stock.

         (h) Articles Supplementary to the Articles of Incorporation adding Quasar Portfolio - Incorporated by reference to Exhibit 1(h) to Post-Effective Amendment No. 17 to Registration Statement No. 17 on Form N-1A, filed July 22, 1996.

           (i)  Articles Supplementary to the Articles of
                Incorporation adding Real Estate Investment
                Portfolio - filed herewith

      (2)(a) By-Laws of the Registrant - Incorporated by reference to Exhibit 2(a) to Post-Effective
                Amendment No. 15 to Registration Statement on
                Form N-1A, filed on April 30, 1996.

         (b) Revised By-Laws of the Registrant - Incorporated by reference to Exhibit 2(b) to Post-Effective
                Amendment No. 4 of Registration Statement on Form
                N-1A, filed on April 30, 1991.

      (3)       Not applicable.

      (4)(a) Specimen form of Share Certificate for Money Market Portfolio, Growth Portfolio, Growth and Income Portfolio, Managed Income Portfolio, High Yield Portfolio, Total Return Portfolio and International Portfolio - Incorporated by reference to Exhibit 4 to Registration Statement on Form N-1A, filed on November 20, 1987.

         (b) Specimen form of Share Certificate for U.S. Government/High Grade Securities Portfolio, Short-Term Multi-Market Portfolio - Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 4 of Registration Statement on Form N-1A, filed on April 30, 1991

         (c) Specimen form of Share Certificate for Global Bond Portfolio - Incorporated by reference to
                Exhibit 4(c) to Post-Effective Amendment No. 5 of Registration Statement on Form N-1A, filed on
                May 1, 1991.

         (d)    Specimen form of Share Certificate for Technology
                Portfolio - Incorporated by reference to Exhibit
                4(d) to Post-Effective Amendment No. 15 of
                Registration Statement on Form N-1A, filed
                April 30, 1996.

      (5)(a)    Investment Advisory Agreement between the
                Registrant and Alliance Capital Management L.P.- filed herewith.

         (b)    Sub-Advisory Agreement between Alliance Capital
                Management L.P. and Law, Dempsey & Company
                Limited, relating to the Global Bond Portfolio -

                Incorporated by reference to Exhibit (5)(b) to Post-Effective Amendment No. 7 of the
                Registration Statement on Form N-1A filed on
                February 26, 1993.

      (6) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit (6) to Post-Effective Amendment No. 7 of the Registration Statement on Form N-1A filed on February 26, 1993.

      (7)       Not applicable.

      (8)(a) Amended Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 4 of Registration Statement on Form N-1A, filed on April 30, 1991.

      (9)       Not applicable

      (10)      Not applicable.

      (11)      Not applicable.

      (12)      Not applicable

      (13)      Not applicable

      (14)      Not applicable

      (15)      Not applicable

      (16)(a)   Schedule for computation of Yield and Total
                Return Performance Quotation - Incorporated by reference to Exhibit 16 to Post-Effective
                Amendment No. 4 of Registration Statement on Form
                N-1A, filed on April 30, 1991.

          (b) Schedule for computation of Yield Quotation for the Money market Portfolio - Incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 13 of Registration Statement on Form N-1A, filed May 1, 1995.

OTHER EXHIBIT:

           Powers of Attorney of Ms. Block and Messrs. Carifa,
           Dievler, Dobkin, Foulk, Hester, Michel and Robinson - filed herewith.

ITEM 25. Persons Controlled by or under Common Control with Registrant.

           None.

ITEM 26.   Number of Holders of Securities.

                                        NUMBER OF RECORD HOLDERS
      TITLE OF CLASS                          January 20, 1997

      Common Stock:
        Short-Term Multi-Market Portfolio            6
        Growth and Income Portfolio                 10
        Global Bond Portfolio                        6
        Money Market Portfolio                       5
        Premier Growth Portfolio                     8
        U.S. Government/High Grade Portfolio         4
        High Yield Portfolio                         0
        International Portfolio                      5
        Total Return Portfolio                       4
        North American Government Income Portfolio   4
        Global Dollar Government Portfolio           4
        Utility Income Portfolio                     4
        Conservative Investors Portfolio             8
        Growth Investors Portfolio                   9
        Worldwide Privatization Portfolio            4
        Growth Portfolio                             9
        Technology Portfolio                         6
        Quasar Portfolio                             6
        Real Estate Investment Portfolio             1

ITEM 27.   Indemnification.

           It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit 1,
           Article VII of the Registrant's By-Laws filed as
           Exhibit 2 and Section 9 of the Distribution Services Agreement filed as Exhibit 6(a), all as set forth below. Registrant's Articles of Incorporation and
           Article VII, Section 1 through Section 6 of the Registrant's By-Laws, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit 5(a) in response to Item 24, as set forth below.

      Section 2-418 of the Maryland General Corporation Law reads as follows:

           "2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS,
           EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

                     (1)  "Directors" means any person who is or
                 was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

                      (2)  "Corporation" includes any domestic or
                 foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

                      (3)  "Expenses" include attorney's fees.

                      (4)  "Official capacity" means the
                 following:

                          (i)  When used with respect to a
                 director, the office of director in the
                 corporation; and

                         (ii)  When used with respect to a person
                 other than a director as contemplated in subsection (i), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                        (iii)  "Official capacity" does not
                 include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

                      (5)  "Party" includes a person who was, is,
                 or is threatened to be made a named defendant or respondent in a proceeding.

                      (6)  "Proceeding" means any threatened,
                 pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

                          (b)(1)  A corporation may indemnify any
                 director made a party to any proceeding by reason of service in that capacity unless it is established that:

                          (i)  The act or omission of the
                 director was material to the matter giving rise to the proceeding; and

                                1.  Was committed in bad faith;
                 or

                                2.  Was the result of active and
                 deliberate dishonesty; or

                         (ii)  The director actually received an
                 improper personal benefit in money, property, or services; or

                        (iii)  In the case of any criminal
                 proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

                      (2) (i)  Indemnification may be against
                 judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                         (ii)  However, if the proceeding was one
                 by or in the right of the corporation,
                 indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

                      (3) (i)  The termination of any proceeding
                 by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                         (ii)  The termination of any proceeding
                 by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

                          (c)  A director may not be indemnified
                 under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                          (d)  Unless limited by the charter:

                                (1)  A director who has been
                 successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                                (2)  A court of appropriate
                 jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                          (i)  If it determines a director is
                 entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                         (ii)  If it determines that the director
                 is fairly and reasonably entitled to
                 indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                          (3)   A court of appropriate
                 jurisdiction may be the same court in which the proceeding involving the director's liability took place.

                     (e)  (1)  Indemnification under subsection
                 (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                          (2)  Such determination shall be made:

                          (i)  By the board of directors by a
                 majority vote of a quorum consisting of
                 directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                         (ii)  By special legal counsel selected
                 by the board or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                        (iii)  By the stockholders.

                      (3)  Authorization of indemnification and
                 determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                      (4)  Shares held by directors who are
                 parties to the proceeding may not be voted on the subject matter under this subsection.

                      (f) (1)  Reasonable expenses incurred by a
                 director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                          (i)  A written affirmation by the
                 director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                         (ii)  A written undertaking by or on
                 behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                          (2)  The undertaking required by
                 subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                          (3)   Payments under this subsection
                 shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

                      (g)  The indemnification and advancement of
                 expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                      (h)  This section does not limit the
                 corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

                      (i)  For purposes of this section:

                          (1)  The corporation shall be deemed to
                 have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                          (2)  Excise taxes assessed on a
                 director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

                          (3)   Action taken or omitted by the
                 director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                      (j)  Unless limited by the charter:

                          (1)  An officer of the corporation
                 shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

                          (2)  A corporation may indemnify and
                 advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                          (3)  A corporation, in addition, may
                 indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

                      (k) (1)  A corporation may purchase and
                 maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                          (2)  A corporation may provide similar
                 protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

                          (3)  The insurance or similar
                 protection may be provided by a subsidiary or an affiliate of the corporation.

                      (l)  Any indemnification of, or advance of
                 expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

           Article EIGHTH of the Registrant's Articles of
Incorporation reads as follows:

           "EIGHTH: To the maximum permitted by the General Corporation Law of the State of Maryland as from time to time amended, the Corporation shall indemnify its currently acting and its former directors and officers and those persons who, at the request of the Corporation, serve or have served another Corporation, partnership, joint venture, trust or other enterprise in one or more of such Corporations.

           The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

           The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement or Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in any thereof not misleading, provided that nothing therein shall be so construed as to protect Alliance Fund Distributors against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or be reason of reckless disregard of its obligations or duties thereunder. The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Advisory Agreement between the Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

           In accordance with Release No. IC-11330 (September 2,
           1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by
           (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or
           (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance,
           (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

           ARTICLE VII, Section 1 through Section 6 of the
Registrant's By-laws reads as follows:

           "Section 1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The Corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

           "Section 2. ADVANCES. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met:
           (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

           "Section 3. PROCEDURE. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by
           (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

           "Section 4. INDEMNIFICATION OF EMPLOYEES AND AGENTS. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

           "Section 5. OTHER RIGHTS. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

           "Section 6. AMENDMENTS. References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these By-laws shall effect any right of any person under this Article based on any event, omission or proceeding prior to the amendment."

           The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 28.   Business and Other Connections of Adviser.

           The descriptions of Alliance Capital Management L.P. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

           The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 29.   Principal Underwriters.

      (a)  Alliance Fund Distributors, Inc., the Registrant's
           Principal Underwriter in connection with the sale of shares of the Registrant, also acts as Principal
           Underwriter or Distributor for the following investment companies:

                 ACM Institutional Reserves, Inc.
                 AFD Exchange Reserves
                 The Alliance Fund, Inc.
                 Alliance All-Asia Investment Fund, Inc.
                 Alliance Balanced Shares, Inc.
                 Alliance Bond Fund, Inc.
                 Alliance Capital Reserves
                 Alliance Developing Markets Fund, Inc.

                 Alliance Global Dollar Government Fund, Inc.
                 Alliance Global Small Cap Fund, Inc.
                 Alliance Global Strategic Income Trust, Inc.
                 Alliance Government Reserves
                 Alliance Growth and Income Fund, Inc.
                 Alliance Income Builder Fund, Inc.
                 Alliance International Fund
                 Alliance Limited Maturity Government Fund, Inc. Alliance Money Market Fund
                 Alliance Mortgage Securities Income Fund, Inc. Alliance Multi-Market Strategy Trust, Inc. Alliance Municipal Income Fund, Inc.
                 Alliance Municipal Income Fund, Inc. II
                 Alliance Municipal Trust
                 Alliance New Europe Fund, Inc.
                 Alliance North American Government Income Trust,
                 Inc.
                 Alliance Premier Growth Fund, Inc.
                 Alliance Quasar Fund, Inc.
                 Alliance Real Estate Investment Fund, Inc.
                 Alliance/Regent Sector Opportunity Fund, Inc. Alliance Short-Term Multi-Market Trust, Inc. Alliance Technology Fund, Inc.
                 Alliance Utility Income Fund, Inc.
                 Alliance World Income Trust, Inc.
                 Alliance Worldwide Privatization Fund, Inc.
                 Fiduciary Management Associates
                 The Alliance Portfolios

      (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                         POSITIONS AND OFFICES        POSITIONS AND OFFICES
NAME                       WITH UNDERWRITER              WITH REGISTRANT

Michael J. Laughlin      Chairman

Robert L. Errico         President

Edmund P. Bergan, Jr.    Senior Vice President,       Secretary
                         General Counsel
                         and Secretary

James S. Comforti        Senior Vice President

James L. Cronin          Senior Vice President

Daniel J. Dart           Senior Vice President

Byron M. Davis           Senior Vice President

Richard A. Davies        Senior Vice President

Anne S. Drennan          Senior Vice President
                         and Treasurer

Kimberly A. Gardener     Senior Vice President

Geoffrey L. Hyde         Senior Vice President

Robert H. Joseph, Jr.    Senior Vice President
                         and Chief Financial Officer

Richard E. Khaleel       Senior Vice President

Barbara J. Krumseik      Senior Vice President

Stephen R. Laut          Senior Vice President

Daniel D. McGingley      Senior Vice President

Dusty W. Paschall        Senior Vice President

Antonios G. Poleondakis  Senior Vice President

Richard K. Sacculo       Senior Vice President

Gregory K. Shannahan     Senior Vice President

Joseph F. Sumanski       Senior Vice President

Peter J. Szabo           Senior Vice President

Nicholas K. Willett      Senior Vice President

Richard A. Winge         Senior Vice President

Jamie A. Atkinson        Vice President

Warren W. Babcock, III   Vice President

Benji A. Baer            Vice President

Kenneth F. Barkoff       Vice President

Casimir F. Bolanowski    Vice President

Beth Cahill              Vice President

Kevin T. Cannon          Vice President

William W. Collins, Jr.  Vice President

Richard W. Dabney        Vice President

John F. Dolan            Vice President

Mark J. Dunbar           Vice President

Sohaila S. Farsheed      Vice President

Leon M. Fern             Vice President

Linda A. Finnerty        Vice President

William C. Fisher        Vice President

Gerard J. Friscia        Vice President & Controller

Andrew L. Gangolf        Vice President and           Assistant Secretary
                         Assistant General Counsel

Mark D. Gersten          Vice President               Treasurer and
                                                      Chief Financial Officer

Joseph W. Gibson         Vice President


William B. Hanigan       Vice President

Alan Halfenger           Vice President

Daniel M. Hazard         Vice President

George R. Hrabovsky      Vice President

Valerie J. Hugo          Vice President

Thomas K. Intoccia       Vice President

Larry P. Johns           Vice President

Richard D. Keppler       Vice President

Sheila F. Lamb           Vice President

Donna M. Lamback         Vice President

Thomas Leavitt, III      Vice President

James M. Liptrot         Vice President

James P. Luisi           Vice President

Christopher J. MacDonald Vice President

Michael F. Mahoney       Vice President

Lori E. Master           Vice President

Shawn P. McClain         Vice President

Maura A. McGrath         Vice President

Matthew P. Mintzer       Vice President

Joanna D. Murray         Vice President

Jeanette M. Nardella     Vice President

Nicole Nolan-Koester     Vice President

Daniel J. Phillips       Vice President

Robert T. Pigozzi        Vice President

James J. Posch           Vice President

Robert E. Powers         Vice President

Domenick Pugliese        Vice President and           Assistant Secretary
                         Assistant General Counsel

Bruce W. Reitz           Vice President

Dennis A. Sanford        Vice President

Karen C. Satterberg      Vice President

Raymond S. Sclafani      Vice President

Richard J. Sidell        Vice President

Joseph T. Tocylosky      Vice President

Emilie D. Wrapp          Vice President and           Assistant Secretary
                         Special Counsel

Maria L. Carreras        Assistant Vice President

John W. Cronin           Assistant Vice President

Faith C. Dunn            Assistant Vice President

John C. Endahl           Assistant Vice President

Duff C. Ferguson         Assistant Vice President

Brian S. Hanigan         Assistant Vice President

James J. Hill            Assistant Vice President

Edward W. Kelly          Assistant Vice President

Nicholas J. Lapi         Assistant Vice President

Patrick Look             Assistant Vice President and
                         Assistant Treasurer

Thomas F. Monnerat       Assistant Vice President

Carol H. Rappa           Assistant Vice President

Lisa Robinson-Cronin     Assistant Vice President

Clara Sierra             Assistant Vice President

Martha Volcker           Assistant Vice President

Wesley S. Williams       Assistant Vice President

Mark R. Manley           Assistant Secretary


       (c)  Not Applicable.

ITEM 30.  Location of Accounts and Records.

         The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094, and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 31.  Management Services.

         Not Applicable.

ITEM 32.  Undertakings.


         (b) Registrant undertakes to file a Post-Effective Amendment, using financial statements pertaining to the Real Estate Investment Portfolio, which need not be certified, within four to six months from the effective date of the amendment to its Securities Act of 1933 Registration Statement.


         (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 22nd day of January, 1997.


                                  ALLIANCE VARIABLE PRODUCTS
                                  SERIES FUND, INC.

                                  by /s/ John D. Carifa
                                  _____________________
                                  John D. Carifa
                                  Chairman and President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


      SIGNATURE                        TITLE             DATE

1.    Principal Executive Officer

      by /s/ John D. Carifa            Chairman and      January 22, 1997
      __________________
        John D. Carifa

2.    Principal Financial and
      Accounting Officer

      by /s/ Mark D. Gersten           Treasurer and     January 22, 1997
      ___________________              Chief Financial
        Mark D. Gersten                Officer

3.    All of the Directors

      Ruth Block
      David H. Dievler
      John D. Carifa
      John H. Dobkin
      William H. Foulk, Jr.
      James M. Hester
      Clifford L. Michel

      Donald J. Robinson

      by /s/ Edmund P. Bergan, Jr.                       January 22, 1997
      ____________________________
        (Attorney-in-fact)
        Edmund P. Bergan, Jr.

                        INDEX TO EXHIBITS

EXHIBIT NO.

(1) (i)       Articles Supplementary to the Articles of
              Incorporation adding Real Estate Investment
              Portfolio.

(5) (a)       Investment Advisory Agreement between the
              Registrant and Alliance Capital Management L.P.



Other Exhibit:  Powers of Attorney of Ms. Block and Messrs.
Carifa, Dievler, Dobkin, Foulk, Hester, Michel and Robinson - filed herewith.





































                               26
00250292.BB8